Exhibit 10.19

AMENDMENT NUMBER 1

(the “Amendment”)

TO

Financial Advisory and Investor Relations Consulting Agreement

Dated 13th day of February, 2007

(the “Agreement”)

Between

NovaBay Pharmaceuticals, Inc. (“NovaBay”)

And

PM Holdings Ltd. (“PM”)

This Amendment is entered into between NovaBay and PM as of the latest date indicated on the signature pages hereto.

WHEREAS, NovaBay and PM wish to modify the scope of the Agreement; and

WHEREAS, NovaBay and PM wish to modify the payments due under the Agreement;

NOW, THEREFORE, NovaBay and PM hereby agree to amend the Agreement as follows:

1.	In Exhibit A, replace Item a) with “a) Assist NovaBay in its investor relations activities in Canada by identifying potential candidates for NovaBay to employ, on an as needed basis, for the detailed preparation of investor road shows in Canada and for the management of such road shows;”

2.	In Exhibit A, replace Item b) with “b) Advise NovaBay on obtaining value from its listing on the Toronto Stock Exchange;”

3.	In Exhibit A, add Item “j) Assist NovaBay in the organization of two investor road shows per year in Europe.”

4.	Replace Exhibit B in its entirety with Exhibit B attached hereto.

All other provisions of the Agreement remain in force.

The parties have executed this Amendment to be effective as of the latest date indicated below.

NOVABAY PHARMACEUTICALS, INC.
A California corporation

By:	/s/ Thomas Paulson
Name:	Thomas Paulson
Its:	Chief Financial Officer
Address:	5980 Horton St., Suite 550
Emeryville, CA 94608

Date:	March 12, 2008

PM HOLDINGS LTD.,
A Turks and Caicos company

By:	/s/ Patrick Churchill
Name:	Patrick Churchill
Its:	Director
Address:	3 Place du Folies
Monaco

Date:	March 12, 2008

EXHIBIT B

COMPENSATION

For Financial Advisory and Investor Relations Services for the period from April 1, 2008 to February 12, 2010, PM is entitled to receive the following fees:

a)	the sum of $264,000;

b)	a warrant agreement issued by NovaBay to PM entitling PM to acquire 150,000 shares of Common Stock of NovaBay exercisable at a price of $4.00 per share expiring April 1, 2010; and

c)	a warrant agreement issued by NovaBay to PM entitling PM to acquire 150,000 shares of Common Stock of NovaBay exercisable at a price of $4.00 per share expiring April 1, 2012.

The warrant agreements referenced above shall be substantially in the form attached hereto as Appendix I and shall be issued on April 1, 2008. In connection therewith, PM acknowledges and agrees that the representations and warranties of PM contained in Section 10 of the warrant agreements (in the form attached as Appendix I) are true and correct as of the date hereof and that the obligation of NovaBay to execute and deliver the warrant agreements is contingent upon the truth and accuracy of such representations and warranties on the date of issuance of the warrant agreements.

No further or other payments shall be due, other than as indicated above, for services to be provided under the Agreement. PM acknowledges that all fees and other payments due for services provided prior to April 1, 2008 have been received in full.

In the event that PM terminates the Agreement, then PM will immediately repay to NovaBay the amount of $28,000 multiplied by the number of whole months remaining from the date of termination to February 12, 2010.

APPENDIX I

FORM OF WARRANT

NOVABAY PHARMACEUTICALS, INC.

COMMON STOCK PURCHASE WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS, (II) COMPLIANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED PURSUANT TO THE ACT OR (III) THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, NO HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. ADDITIONAL RESTRICTIONS ON TRANSFER ARE DESCRIBED BELOW AND IN SECTIONS 3 AND 10 HEREOF.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS WARRANT OR THE SECURITIES ISSUABLE HEREUNDER SHALL NOT TRADE SUCH SECURITIES BEFORE AUGUST 2, 2008.

Issuance Date: April 1, 2008

THIS COMMON STOCK PURCHASE WARRANT certifies that, for value received, PM Holdings Ltd. (the “Holder”) is entitled, subject to the prior approval of the issuance and the listing of the Warrant Shares by the American Stock Exchange (or other U.S. stock exchange on which the Warrant Shares are principally traded), upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or prior to 5:00 p.m. (Eastern Time) on April 1, [2010/ 2012] (the “Termination Date”) but not thereafter, to subscribe for and purchase from NovaBay Pharmaceuticals, Inc., a corporation incorporated in the State of California (the “Company”), up to One Hundred Fifty Thousand (150,000) shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”). The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be U.S.$4.00, subject to adjustment hereunder. “Warrant” as used herein shall include this Common Stock Purchase Warrant and any warrants delivered in substitution or exchange therefor as provided herein. “Warrant Shares” refers to the shares of Common Stock (or other securities or property to which Holder is entitled pursuant to Section 6 or Section 7 hereof) issuable upon the exercise of the purchase rights represented by this Warrant.

1. Exercise of Warrant.

(a) Except as provided above or in Section 2 herein, the purchase rights represented by this Warrant may be exercised in whole or in part, at any time, or from time to time, on or before the Termination Date by delivering this Warrant and the Notice of Exercise form annexed hereto (including the confirmation of certain representations, warranties and covenants as set forth on paragraph 3 of such Notice of

Exercise) duly completed and executed to the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and by payment of the Exercise Price of the Warrant Shares thereby purchased by wire transfer, cash or check. If eligible, the Warrant Shares shall be delivered by the Company to the Holder via the Depository Trust Company’s (“DTC”) Deposit Withdrawal Agent Commission (“DWAC”) system via the DTC instructions provided to the Company in the Notice of Exercise.

(b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase that number of Warrant Shares in respect of which the Holder has not exercised the rights evidenced by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

2. No Fractional Shares. This Warrant may not be exercised for fractional shares; and no fractional share of any class or series of the Company’s capital stock shall be issued upon exercise of the Warrant.

3. No Transfer of Warrants. This Warrant and the rights hereunder are not transferable, in whole or in part.

4. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

5. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of such Warrant.

6. Adjustments of Exercise Price and Number of Warrant Shares; Stock Splits, Etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (a) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock or other securities exchangeable for or convertible into shares of Common Stock for no additional consideration to holders of its outstanding Common Stock, (b) split or subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (d) issue any shares of its capital stock in a reclassification of the Common Stock (any of such events in subsections (a), (b), (c) and (d) above, a “Share Reorganization”), then the number (and, in the case of a Share Reorganization in

(d) above, kind) of Warrant Shares purchasable upon exercise of this Warrant shall be deemed to have been adjusted so that the Holder shall be entitled to receive the number (and, in the case of a Share Reorganization in (d) above, kind) of Warrant Shares equal to the amount of shares of Common Stock or, in the case of a Share Reorganization in (d) above, other securities of the Company which the Holder would have owned or have been entitled to receive had such Warrant been exercised prior to the record date or effective date, as applicable, of such Share Reorganization (which includes, in the case of a Share Reorganization in (a) above involving a distribution of securities exchangeable for or convertible into shares of Common Stock after the date of issuance of this Warrant, the number of shares of Common Stock that would be outstanding had all such securities been so exchanged or converted). Upon each such adjustment of the number (and, in the case of a Share Reorganization in (d) above, kind) of Warrant Shares which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares resulting from such adjustment at an Exercise Price per Warrant Share obtained by multiplying the Exercise Price in effect immediately prior to the earlier of the record date for or the effective date of such Share Reorganization by the number of Warrant Shares purchasable pursuant hereto immediately prior to such date and dividing by the number of Warrant Shares resulting from such adjustment.

7. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another entity (where the Company is not the surviving entity or where there is a change in or distribution with respect to the Common Stock), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another entity (each, a “Reorganization”) and, pursuant to the terms of such Reorganization, shares of common stock of the successor or acquiring entity, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring entity (“Other Property”), are to be received by or distributed to the holders of Common Stock, then this Warrant shall thereafter represent the right to receive, upon exercise of this Warrant, the number of shares of common stock and/or Other Property as would have been issuable upon or as a result of such Reorganization with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to the record date or, if there is no record date, the effective date of such Reorganization and the Exercise Price therefor shall be adjusted to be the amount determined by multiplying the Exercise Price in effect immediately prior to the Reorganization by the number of Warrant Shares purchasable pursuant hereto immediately prior to the Reorganization, and dividing the product thereof by the number of shares of common stock and/or Other Property to which the holder of that number of Warrant Shares purchasable pursuant hereto would have been entitled to by reason of such Reorganization. In case of any such Reorganization, the successor or acquiring entity (if other than the Company) shall expressly assume the observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 7. For purposes of this Section 7, “common stock” of a corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 7 shall similarly apply to successive Reorganizations.

8. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and/or other securities or Other Property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and/or other securities or Other Property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

9. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.

10. Holder Representations and Warranties. Holder represents, warrants and covenants as follows:

(a) Own Account. This Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired by Holder solely for the Holder’s own account and not as a nominee for any other party, and for investment, and the Holder will not offer, sell, or otherwise dispose of this Warrant or Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Act”), or any state securities laws. Upon exercise of this Warrant, the Holder shall, if reasonably requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Warrant Shares so purchased are being acquired for investment, solely for the Holder’s own account and not as a nominee for any other party.

(b) Accredited Investor. Holder acknowledges that it is familiar with the definition of “accredited investor” in Rule 501 of Regulation D promulgated under the Act and certifies that Holder is an accredited investor as defined in such rule.

(c) Unregistered Securities. Holder understands that neither this Warrant nor the Warrant Shares have been registered under the Act, and neither this Warrant nor the Warrant Shares may be sold, assigned or transferred unless (i) a registration statement under the Act is in effect with respect thereto or (ii) an exemption from registration is found to be available to the satisfaction of the Company.

(d) Regulation S.

(i) Holder is: (A) a resident of, or organized under the laws of, a country other than the United States, and (B) located, or with its principal place of business, outside the United States. For purposes of this Warrant, the “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(ii) Holder hereby certifies that it is not a “U.S. person,” as such term is defined in Rule 902(k), promulgated pursuant to the Act, and is not acquiring the Warrant or the Warrant Shares for the account or benefit of any U.S. person.

(iii) Holder is not aware of, and has not engaged in or participated in, by or on behalf of the Company, any “directed selling efforts” (as such term is defined in Rule 902 of Regulation S promulgated under the Act).

(e) Transfers. Holder will not sell, transfer, pledge or otherwise dispose of or encumber the Warrant or the Warrant Shares unless and until (i) such securities are subsequently registered under the Act and each applicable state securities law; or (ii) (A) an exemption from such registration is available thereunder (including pursuant to Regulation S under the Act), and (B) Holder has notified the Company of the proposed transfer and has furnished the Company with assurances (which may include an opinion of counsel), satisfactory to the Company, that such transfer will not require registration of such shares under the Act. Holder further agrees not to engage in hedging transactions with regard to the Warrant or the Warrant Shares unless in compliance with the Act. Holder understands that the Company is not obligated, and does not intend, to register any such shares under the Act or any state securities laws.

(f) Stop Orders, Etc. Holder acknowledges and agrees that the Company shall refuse to register any transfer of the Warrant or Warrant Shares not made in accordance with: (i) the provisions of Regulation S; (ii) pursuant to registration under the Act; or (iii) pursuant to an available exemption under the Act. To the extent that foreign law prevents the Company from refusing to register securities transfers, the Company shall be entitled to adopt other reasonable procedures to prevent any transfer of the Warrant or the Warrant Shares not made in accordance with the above. The Company shall be entitled to issue any and all stop transfer orders, or issue any other orders that are necessary to enforce the terms of this Warrant.

(g) U.S. Legends. Holder acknowledges and agrees that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws and that certificates evidencing the Warrant Shares shall bear a restrictive legend, substantially in the following form (in addition to such other restrictive legends as are required or deemed advisable under the provisions of this Warrant, any applicable law or regulation or any other agreement to which Holder is a party):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE

TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES OR (B) SUCH TRANSFER MAY OTHERWISE BE MADE IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED PURSUANT TO THE ACT AND, IF REQUESTED BY THE COMPANY, SUCH COMPLIANCE IS CONFIRMED BY AN OPINION OF COUNSEL OR OTHER ASSURANCES, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, OR (C) THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER ASSURANCES, SATISFACTORY IN FORM AND CONTENT TO THE COMPANY OR ITS COUNSEL, INDICATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT. IN ADDITION, NO HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(h) Canadian Legends. Any certificate representing shares of Common Stock issued upon the exercise of the Warrants prior to the date which is four months and one day after the date hereof will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE AUGUST 2, 2008.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRADEABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”

provided that at any time subsequent to the date which is four months and one day after the date hereof any certificate representing such shares of Common Stock may be exchanged for a certificate bearing no such legends.

11. Expiration Date. This Warrant shall expire and all rights to purchase Warrant Shares hereunder shall cease and become null and void at 5:00 p.m. (Eastern Time) on April 1, [2010/ 2012].

12. Miscellaneous.

(a) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the state of California as applied to contracts among California residents made and to be performed entirely within the state of California, without regard to its conflict of law principles or rules.

(b) Transfer Taxes. The issuance of the Warrant Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Warrant Shares, shall be made without charge to the Holder for any transfer tax or other charge in respect of such issuance.

(c) Notices. Except as otherwise provided herein, any notice or request required or permitted to be given or delivered pursuant to this Warrant shall be given in writing and shall be deemed effectively given (i) upon personal delivery, (ii) when sent by electronic mail or confirmed facsimile if sent during normal business hours of the recipient, and if not sent during normal business hours, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All such notices or requests shall be sent (A) if to the Company, to the attention of the Company’s President at the Company’s principal executive offices and (B) if to the Holder, to: ATTN:             , [address], Facsimile No.             , e-mail             .

(d) Successors. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors of Holder.

(e) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(f) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(g) Counterparts. This Warrant may be executed in two or more counterparts and via facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed, effective as of the Issuance Date set forth above, by its officer thereunto duly authorized.

NOVABAY PHARMACEUTICALS, INC.

By:
Ramin (“Ron”) Najafi, Ph.D.
Chief Executive Officer and President

ACKNOWLEDGED AND AGREED:

PM HOLDINGS LTD.

By:

Name:
Title:

NOTICE OF EXERCISE

To:	NovaBay Pharmaceuticals, Inc.

(1) The undersigned hereby elects to purchase              shares of the Common Stock of NovaBay Pharmaceuticals, Inc. (the “Warrant Shares”) pursuant to the terms of the Common Stock Purchase Warrant dated April 1, 2008 (which is attached hereto), and tenders herewith payment of the exercise price in full.

(2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned as specified below:

Special Instructions (if any): _________________________________________

_______________________________________________________________

Address: ________________________________________________________

_______________________________________________________________

Federal Tax ID / Social Security No.: ___________________________________

and deliver the Warrant Shares as follows (check one):

☐	by certified mail to the above address

☐	electronically (provide DWAC Instructions: )

☐	other (specify): )

(3) The representations and warranties of the undersigned contained in Section 10 of the Warrant are true and accurate as of the date hereof, and the undersigned will comply with all obligations set forth therein.

(4) If the number of Warrant Shares specified above are not all the Warrant Shares purchasable upon exercise of the Warrant, please issue a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant registered in the name of the undersigned Holder and delivered to the address indicated above.

Dated: __________________________

(Print Name of Holder)

By:

Name:
Title: